Society Pass (SoPa) Announces Closing of $26,000,000 Initial Public Offering and Closing of $2,125,000 Over-Allotment

November 12, 2021 16:05 ET | Source: Society Pass Incorporated

Singapore, Nov. 12, 2021 (GLOBE NEWSWIRE) -- via NewMediaWire -- Society Pass Incorporated (Nasdaq: SOPA) (“SoPa” or the “Company”), a leading Southeast Asian data-driven loyalty platform, today announced the closing of its initial public offering (the “IPO”) of 2,888,889 shares of its common stock (“Common Stock”) at a price of $9.00 per share and its closing of the underwriter’s purchase of an additional 236,111 shares of Common Stock pursuant to its over-allotment option, each occurring on November 12, 2021.

The Common Stock began trading on the Nasdaq Capital Market on November 9, 2021, under the symbol "SOPA.”

The Company received aggregate proceeds of $28.125 million, before deducting underwriting discounts and commissions and other estimated offering expenses.

Maxim Group LLC acted as sole book-running manager for the IPO.

The IPO was conducted pursuant to the Company's registration statement on Form S-1 (File No. 333-258056), as amended, previously filed with and subsequently declared effective by the Securities and Exchange Commission ("SEC"). A final prospectus relating to the offering was filed with the SEC on November 10, 2021. Both the registration statement, as amended and final prospectus are available on the SEC's website at http://www.sec.gov. Electronic copies of the final prospectus relating to this offering may be obtained from Maxim Group LLC, 300 Park Avenue, 16th Floor, New York, NY 10022, at (212) 895-3745.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Society Pass

SoPa’s customer loyalty and analytics platform has onboarded hundreds of thousands of registered consumers. SoPa provides merchants with SoPa.asia – an online commerce platform for users, alongside with #HOTTAB Biz – a convenient order management app for business partners on SoPa.asia, and #HOTTAB POS – a specialized POS technology solution, a comprehensive system for payment, loyal customer management, user’s profile analytics, and convenient financial support packages for small and medium-sized enterprises. All tools offered above will allow businesses to attract and retain customers through personalized interaction based on analytics with a high profit margin. SoPa also operates www.leflair.com, Vietnam’s leading lifestyle e-commerce platform.

For more information, please check out: http://thesocietypass.com/

Forward Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements include, but are not limited to, statements contained in this press release relating to the view of management of the Company concerning its business strategy, future operating results and liquidity and capital resources outlook. Forward-looking statements are based on the Company’s current expectations and assumptions regarding its business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results.

Contacts:

SoPa:

Raynauld Liang, CFO

ray@thesocietypass.com

Investor Relations:

Jeff Ramson, CEO

PCG Advisory

jramson@pcgadvisory.com

(646) 863-6341